UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2021 (January 19, 2021)

ENTERPRISE BANCORP, INC.
(Exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell,	Massachusetts	01852
(Address of principal executive offices)		(Zip Code)

(978)459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EBTC	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 19, 2021, the Board of Directors (the “Board”) of Enterprise Bancorp, Inc., a Massachusetts corporation (the “Company”), approved and adopted the Second Amended and Restated By-Laws of the Company (the “Amended By-Laws”), effective immediately.

The Amended By-Laws amend and restate the Amended and Restated By-Laws of the Company, as amended and restated as of January 15, 2013 (the “Former By-Laws”), to, among other things:

•update provisions regarding meetings of shareholders, including with respect to the hour, date and place of annual meetings, the conduct and adjournments of meetings, and permitting shareholder attendance and participation at meetings by means of remote communication to the extent authorized by the Board;

•incorporate additional procedural requirements related to shareholder nominations for election of directors, including additional information regarding the requirement that a nominee for director provide the Company with a written questionnaire with respect to the background and qualification of such person;

•revise the provisions regarding qualifications for directors of the Company by eliminating the requirement that a majority of the directors of the Company be citizens and residents of the Commonwealth of Massachusetts;

•update the provisions regarding notice of meetings of the Board by reducing the requisite time that notice must be given to directors in advance of special meetings of the Board; and

•provide that the Business Litigation Session of the Suffolk County Superior Court or the United States District Court for the District of Massachusetts, Boston Division, shall be the sole and exclusive forum for certain specified actions.

The Amended By-Laws also make other technical, conforming, modernizing or clarifying changes in certain other provisions, including to reflect the provisions of the Massachusetts Business Corporation Act.

This description of the Amended By-Laws is only a summary and is qualified in its entirety by reference to the full text of the Amended By-Laws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) The following exhibit is included with this report:

3.1 Second Amended and Restated By-Laws of Enterprise Bancorp, Inc, as amended and restated as of January 19, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: January 22, 2021	By:	/s/ Joseph R. Lussier
Joseph R. Lussier
Executive Vice President, Treasurer
and Chief Financial Officer